UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
(Amendment No.)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 12, 2020 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado (Address of principal executive offices)		80538 (Zip Code)

Registrant's telephone number, including area code		(970) 493-7272

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On January 14, 2020, Heska Corporation ("Heska" or the "Company"), a provider of advanced veterinary diagnostic and specialty products, entered into an agreement (the “Agreement”) among the Company, Heska GmbH, Covetrus Animal Health Holdings Limited and Covetrus, Inc. regarding the sale and purchase of the sole share in scil animal care company GmbH (“scil”) whereby Heska is acquiring 100% of the capital stock of scil from Covetrus Animal Health Holdings Limited, a subsidiary of Covetrus, Inc. (“Covetrus”). Heska will purchase scil (the “Acquisition”) for $125 million in cash, subject to working capital and other adjustments. The Acquisition is expected to close in the next 60 to 90 days, subject to customary closing conditions, including the receipt of audited financial statements of scil for certain specified periods.

Each of Heska and Covetrus has made customary representations and warranties and covenants in the Agreement, including covenants to cooperate with the arrangement, marketing, syndication or consummation of any equity financing and/or debt financing conducted by Heska in connection with the Acquisition. In addition, Covetrus has agreed to other customary covenants, including, among others, covenants to conduct the scil business in the ordinary course during the interim period between the execution of the Agreement and the closing of the Acquisition.

Under the terms of the Agreement, each of Heska and Covetrus has agreed to certain indemnification obligations with respect to the guarantees made by each party and/or each party’s respective subsidiaries under the Agreement.

If the Acquisition has not been consummated by May 31, 2020, each of Heska and Covetrus may terminate the Agreement.

Heska expects to finance the Acquisition through a private offering of $125 million of Series X Convertible Preferred Stock, par value $0.01 per share (the “Preferred”) pursuant to a Securities Purchase Agreement, dated as of January 12, 2020, among the Company and Eversept Partners, L.P., funds managed by Janus Henderson Investors, Nine Ten Partners LP, Park West Asset Management LLC (collectively, the “Investors”). The Preferred offering is being undertaken in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, as a transaction not involving a public offering. 125,000 shares of Preferred will be issued at the Closing of the Preferred offering, and the Preferred is convertible into shares of the Company’s Public Common Stock at an initial ratio of approximately 12 shares of Public Common Stock for each Preferred share at the option of the Preferred holders or the Company. The Preferred offering is expected to close at the time the Company closes the Acquisition, subject to customary closing conditions. The Company expects to exercise its right to convert the Preferred shares into 1,508,751 shares of Public Common Stock after the Company’s annual shareholder meeting, subject to the receipt of an affirmative shareholder vote to amend the Company’s Restated Certificate of Incorporation, as amended (the “Certificate”), to increase the number of authorized shares of Public Common Stock. The conversion of the Preferred shares will result in dilution of less than 20% of total shares of the Company’s Public Common Stock currently issued and outstanding. If such shareholder vote is not obtained and the conversion of the Preferred shares does not occur, the Company will be required to pay a cash dividend to the Investors at a per annum rate of 5.75%; provided, that such amount shall increase in subsequent periods up to a maximum per annum rate of 7.25%. In connection with the Preferred offering, the Company has agreed to enter into a Registration Rights Agreement with the Investors pursuant to which the Company is obligated to file a registration statement with the Commission relating to the shares of Public Common Stock issuable to the Investors upon conversion of the Preferred shares.

Item 3.02 Unregistered Sales of Equity Securities

The information included in Item 1.01 above regarding the Preferred offering is incorporated herein by reference.

Forward-Looking Statements

This document contains forward-looking information related to the Company. This forward-looking information generally includes statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. All of the statements in this document, other than historical facts, are forward-looking statements and are based on a number of assumptions that could ultimately prove inaccurate and cause actual results to materially deviate from forward-looking statements. Forward-looking statements in this document include, among other things, statements with respect to future sales, sales split percentages, sales geography percentages, market share, and strategic goals, the expected timing of the Acquisition and its funding and its anticipated benefits; the expected conversion of the Preferred Shares into shares of Public Common Stock; anticipated investments and growth; and the number of customers that the Company will be able to acquire and retain. Such statements are subject to risks and uncertainties, including, but not limited to, uncertainties related to the closing of the Acquisition; the obtaining of shareholder approval to increase the number of shares of Public Common Stock authorized by the Company’s Certificate; the ability to achieve the anticipated benefits of the Acquisition uncertainties related to supplier availability, competing suppliers, any product’s ability to perform and be recognized as anticipated, in particular when such product is under development; uncertainties related to Heska’s ability to sell and market its products in an economically sustainable fashion, including related to varying customs, cultures, languages and sales cycles and uncertainties with foreign political and economic climates; and the Company’s ability to integrate the acquired scil business within its existing operations; and new product development and release schedules. Other factors that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: January 15, 2020	By: /s/ Eleanor F. Baker Eleanor F. Baker Vice President , General Counsel and Secretary